                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1999 included in Racing Champions Corporation Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                               /s/ Arthur Andersen LLP

                               ARTHUR ANDERSEN LLP


Chicago, Illinois

April 23, 1999